UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                     Securities Exchange Act of 1934 Date of
                    Report (Date of earliest event reported):
                                 January 4, 2005

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                                TWIN LAKES, INC.
             (Exact name of registrant as specified in its charter)
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           Nevada                       000-50085               88-0462760
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
     of incorporation)                                       Identification No.)


                545 Madison Avenue, 6th Floor, New York, NY 10022
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 755-4243


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment is to include Exhibit 7 to the Current Report on Form 8-K (the "Original Form 8-K") filed by Twin Lakes, Inc. (the "Company") on January 21, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Description
-----------     -----------

    7 Letter from independent accountant regarding non-reliance upon a previously issued audit report

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 4, 2005, management, and the Company's four shareholders, was informed by it's independent auditors that, during the course of a regulatory review performed by the PCAOB, it appeared that certain transactions from 2002 and 2003 had been accounted for improperly. Such transactions occurred prior to current management's involvement with the Company. The amounts involved were $750 and $2,000. As a result, the auditors reviewed these two transactions and determined that the Company's previously issued financial statements for the fiscal years ended December 31, 2002 and 2003 and the three quarters of the fiscal years ended December 31, 2003 and 2004 should be restated to correct the recording of these two transactions, and, accordingly, such financial statements should no longer be relied upon. While the amounts are not considered to be material to the financial statements, the Company's management has discussed this matter with it's independent auditors and is in the process of restating the affected financial statements and filing amended reports.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         TWIN LAKES, INC.
Dated: February 15, 2005


                                        By:   /s/ Arnold Kling
                                        ----------------------
                                            Arnold Kling
                                            President and Treasurer
                                            (Principal Executive Officer)


                                        By:   /s/ Kirk Warshaw
                                        ----------------------
                                            Kirk Warshaw
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                             Officer